SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) DECEMBER 7, 1998


                               CHASE FUNDING, INC.
             (Exact name of registrant as specified in its charter)


    NEW YORK                         333-64131                      13-3840732
(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation)                  File Number)                  ID Number)


343 THORNALL STREET, EDISON, NEW JERSEY                              08837
 (Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (732) 205-0600


                                       N/A
          (Former name or former address, if changed since last report)

 Item 5.  OTHER EVENTS

FILING OF COMPUTATIONAL MATERIALS AND CONSENT OF INDEPENDENT ACCOUNTANTS.

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Chase Securities Inc. and Prudential Securities Incorporated, as underwriters, in connection with the issuance of Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1998-2. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

          Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Computational Materials of Chase Securities Inc. and Prudential Securities Incorporated

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CHASE FUNDING, INC.


                                     By: /S/ EILEEN LINDBLOM
                                         ----------------------------
                                         Name:  Eilleen Lindblom
                                         Title: Vice President


Dated: December 7, 1998

                                  EXHIBIT INDEX

EXHIBIT                                                                   PAGE

99.01 Computational Materials of Chase Securities Inc. and Prudential Securities Incorporated